UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported): October 19, 2006

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	1-1373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200
_____________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INFORMATION TO BE INCLUDED IN THE REPORT

Explanatory Note: On October 19, 2006, Modine Manufacturing Company (“Modine” or the “Company”) furnished a report on Form 8-K with the Securities and Exchange Commission (the “Initial Form 8-K”) announcing the results of operations and financial condition for the second quarter ended September 26, 2006.

This amendment is being furnished solely to include in Exhibit 99.1 the table of Condensed Segment Operating Results (unaudited) which was inadvertently left out of Exhibit 99.1 in the Initial Form 8-K although it was included in the press release issued by the Company on October 19, 2006.

For ease of reference, this Form 8-K/A amends and restates Item 2.02 and Item 9.01 of the Initial Form 8-K in their entirety as follows:

Item 2.02 Results of Operations and Financial Condition

On October 19, 2006, Registrant issued a press release announcing the results of operations and financial condition for the second quarter ended September 26, 2006. The text of that release and financial statements are attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibit is being furnished herewith:

99.1 Press Release dated October 19, 2006 announcing the results of operations and financial condition for the second quarter ended September 26, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ D.B. Rayburn
D.B. Rayburn President and Chief Executive Officer

By: /s/ D.R. Zakos
D.R. Zakos Vice President, General Counsel and Secretary

Date: October 19, 2006

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Exhibit No.  Description

99.1   Press Release dated October 19, 2006 announcing the results of operations and financial condition for the second quarter ended September 26, 2006.